UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2014

WMI Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Washington	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 THIRD AVENUE, SUITE 3000 SEATTLE, WASHINGTON		98101
(Address of Principal Executive Offices)		(Zip Code)

(206) 432-8887

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 27, 2014, WM Mortgage Reinsurance Company, Inc. (“WMMRC”), a wholly-owned subsidiary of WMI Holdings Corp. (the “Company”), received approval from the State of Hawaii, Insurance Division, to declare a dividend of $16.5 million. The WMMRC Board of Directors had previously authorized the payment of the dividend to the Company. Upon receipt, the Company will deposit such dividend to the extent constituting Runoff Proceeds (as defined in the Indentures) directly into the Collateral Account (as defined in the Indentures) for distribution to the note holders in accordance with the Indentures. The “Indentures” mean: (i) the Senior First Lien Notes Indenture dated as of March 19, 2012 by and between the Company and Wilmington Trust, National Association, as trustee; and (ii) the Senior Second Lien Notes Indenture dated as of March 19, 2012 by and between the Company and Law Debenture Trust Company of New York, as trustee.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K includes forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this report that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks are identified and discussed in the Company’s Form 10-K for the year ended December 31, 2013 under Risk Factors in Part I, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and we do not undertake to update any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMI HOLDINGS CORP. (Registrant)

Date: June 3, 2014	By:	/s/ Charles Edward Smith
		Name:	Charles Edward Smith
		Title:	Interim Chief Executive Officer

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